UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2026

BERTO ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43293	99-1894162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 781-4313

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.0001 par value, and one-third of one redeemable warrant	GUACU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 par value	GUAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one ordinary share at an exercise price of $11.50 per share	GUACW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2026, Robert You notified Berto Acquisition Corp. II (the “Company”) of his resignation as the President and Chief Financial Officer of the Company, effective immediately. Mr. Robert You’s resignation is not the result of any disagreement with the Company, the Company’s board of directors (the “Board”), or management on any matter relating to the Company’s operations, policies or practices.

The Board has appointed Vikas Mittal, the Company’s Executive Chairman, as Interim Chief Financial Officer of the Company, effective immediately following Robert You’s resignation on July 31, 2026. The Company will conduct an executive search for a permanent Chief Financial Officer.

Vikas Mittal, age 46, has served as the Executive Chairman of the board of directors of the Company since April 2026. Mr. Mittal has nearly two decades of experience related to special purpose acquisition companies. He has served as the Chief Financial Officer of Berto Acquisition Corp. since June 2025. He has served as the Managing Member and Chief Investment Officer of Meteora, an alternative investment firm, since January 2022. Mr. Mittal currently serves as a director of Bitcoin Infrastructure Acquisition Corp Ltd; as Co-Chief Executive Officer, Chairman and Chief Financial Officer of CSLM Digital Asset Acquisition Corp III, Ltd; as Principal Executive Officer and director of Investcorp AI Acquisition Corp; and as Chief Executive Officer and Chief Financial Officer of Invest Acquisition Corporation. He previously served as Chief Executive Officer and Chief Financial Officer of Investcorp Europe Acquisition Corp. I since December 2024. He was previously a managing member of GSR II Meteora Sponsor LLC from October 2021 to June 2023, which was the Sponsor to GSR II Meteora Acquisition Corp., a SPAC which has since consummated its business combination. Prior to founding Meteora, Mr. Mittal was an investment professional and member of Glazer Capital, LLC, an investment management firm, from 2005 through the end of 2021. Over his 20 years on the buy-side as a principal investor, he has deployed capital across a range of event-driven investment strategies. Before transitioning to the buy-side, Mr. Mittal was part of the founding team that launched Raymond James’ TMT investment banking practice in Palo Alto, California, beginning in 2002. Mr. Mittal earned a B.S. in Finance, summa cum laude, from the University of Florida and an MBA from NYU Stern School of Business. He is also a CFA charterholder.

Prior to the Company’s IPO, in December 2025, as one of the initial shareholders, Meteora Capital, LLC (“Meteora”) (whose managing member is Vikas Mittal) paid $1,043.48 for an aggregate of 300,000 founder shares of the Company at approximately $0.003 per share, pursuant to a consulting agreement with the Company. Pursuant to the consulting agreement, Meteora agreed to provide consulting, advisory and related services to the Company with respect to general special purpose acquisition company structuring and capital markets matters through the earlier of the consummation of the initial business combination or the liquidation of the company. In exchange for consideration, in addition to the 300,000 founder shares, the Company paid Meteora a $500,000 cash fee upon closing of the IPO.

On May 14, 2026, in connection with the Company’s IPO, Mr. Mittal, as the Company’s Executive Chairman, entered into an indemnity agreement with the Company, and Meteora, as one of the initial shareholders, entered into a letter agreement and a registration rights agreement with the Company on substantially the same terms as the corresponding agreements entered into by the Company’s other directors and officers. In connection with Mr. Mittal’s appointment as Interim Chief Financial Officer, he entered into an omnibus joinder to the aforementioned letter agreement and registration rights agreement, effective July 31, 2026.

The foregoing descriptions of the agreements are not complete and are qualified in their entirety by reference to the following: the form of indemnity agreement, which is filed as Exhibit 10.5 to the Company’s Registration Statement on Form S-1 (File No. 333-295343), initially filed with the Securities and Exchange Commission on April 27, 2026, as amended, the letter agreement and registration rights agreement, which are filed as Exhibits 10.1 and 10.3, respectively, to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 18, 2026, and the consulting agreement and omnibus joinder filed as Exhibits 10.1 and 10.2 hereto. Each such agreement is incorporated herein by reference. Other than the foregoing, Mr. Mittal is not a party to any other arrangement or understanding with any person pursuant to which he was appointed as an officer, nor is he a party to any other transactions required to be disclosed under Item 404(A) of Regulation S-K involving the Company. There are no family relationships between Mr. Mittal and any of the Company’s directors and executive officers.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
10.1†	Consulting Agreement, dated December 31, 2025, by and among Berto Acquisition Corp. II and Meteora Capital, LLC.
10.2	Omnibus Joinder to the Letter Agreement and Registration Rights Agreement by and among Berto Acquisition Corp. II and Vikas Mittal.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Certain of the annexes to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted annexes to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERTO ACQUISITION CORP. II

	By:	/s/ Vikas Mittal
		Name:	Vikas Mittal
		Title:	Executive Chairman

Dated: August 6, 2026

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